SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:
|_|   Preliminary Information Statement
|_|   Confidential, for Use of the Commission Only
          (as permitted by Rule 14c-5(d)(2)
|X|   Definitive Information Statement

                         AVALON COMMUNITY SERVICES, INC.
                  (Name of registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
|_|  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).
|_|  Fee computed on table below per exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies.

     2)   Aggregate number of securities to which transaction applies

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)


     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid.


|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid

2)      Form, Schedule or Registration Statement No.:

3)      Filing Party:

4)      Date Filed:



                         AVALON COMMUNITY SERVICES, INC.
                               13401 Railway Drive
                             Oklahoma City, OK 73114
                            Telephone: (405) 752-8802
                                 ______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 27, 1997
                                 ______________


To the Shareholders:

     Notice is hereby given that the 1997 Annual Meeting of Shareholders of Avalon Community Services, Inc. (The "Company") will be held at 13401 Railway Drive, Oklahoma City, Oklahoma 73114, on Wednesday, May 27, 1997, at 10:00 A.M. local time, for the following purposes:

     1. To elect three directors to serve until the next Annual meeting and until the election and qualification of their successors.

     2. To ratify the appointment of Grant Thornton L.L.P., independent certified public accountants, as auditor to examine the financial statements of the Company for the year ending December 31, 1997.

     3. To consider and transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

     The Board of Director has fixed the close of business on May 6, 1997, as the record date for the determination of shareholders entitled to notice and to vote. A complete list of the shareholder entitled to vote at the Annual Meeting will be available for examination by shareholders, for any purpose germane to the meeting, during ordinary business hours, during a 10-day period preceding the date of the meeting, at the executive office of the Company, 13401 Railway Drive, Oklahoma City, Oklahoma 73114.


We are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy.




May 6, 1997                                          Kathryn A. Avery
                                                     ---------------------------
                                                     Kathryn A. Avery, Secretary



                         AVALON COMMUNITY SERVICES, INC.
                                ________________

                              INFORMATION STATEMENT
                                ________________

                               GENERAL INFORMATION


     This Information Statement together with the Annual Report on Form 10-KSB are being furnished to Shareholders by the Board of Directors of Avalon Community Services, Inc. (The "Company") for the Annual Meeting of Shareholders to be held at 13401 Railway Drive, Oklahoma City, Oklahoma 73114 on May 27, 1997, at 10:00 a.m. local time. The Company's Shareholders will consider and vote upon the proposals described herein and referred to in the Notice of Annual Meeting accompanying this Information Statement

     The close of business on May 6, 1997, has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On such date there were outstanding and entitled to vote 2,927,135 Shares of Class A Common Stock and 3,410,000 Shares of Class B Common Stock. Each Share of Common Stock (the "Shares") and each share of Class B Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. For a description of the principal holders of such Shares, see "Voting Securities and Principal Holders Thereof" below.

     The Company's principal executive office is located at 13401 Railway Drive, Oklahoma City, Oklahoma 73114.

     This Information Statement is being furnished to Shareholders on or about May 6, 1997.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of May, 6, 1997, information concerning the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company and (iv) all directors and executive officers as a group. To the best of the Company's knowledge, each of the persons named in the table has sole voting and investment power with respect to all the shares of Common Stock and Class B Common Stock beneficially owned by such person as set forth opposite such person's name except as otherwise noted.


                                                      Amount and
                                                      Nature of
                                                      Beneficial
                                                      Ownership                                                             Total
                                                      of Common           Percent         Class B           Percentage      Voting
Name & Address                                        Stock               of Class        Stock              of Class     Percentage
Donald E. Smith
13401 Railway Drive
Oklahoma City, OK 73114 ....................         1,053,500(1)         36.00%         3,430,000             100%         70.43%

Deborah A. Salerno
355 South End Avenue
Suite 22B
New York, NY 10280 .........................           187,000             6.38%              --                --           2.95%

Jerry M. Sunderland (2)
13401 Railway Drive
Oklahoma City, OK 73114 ....................            29,000              *                 --                --            *

Robert O. McDonald (2)
3316 Preston Drive
Oklahoma City, OK 73120 ....................            17,750              *                 --                --            *

Kathryn A. Avery (2)
13401 Railway Drive
Oklahoma City, OK 73114 ....................             8,000              *                 --                --            *

Walter L. DeBoe (2)
13401 Railway Drive
Oklahoma City, OK 73114 ....................             3,870              *                 --                --            *

All executive officers
and directors as a group
( 5 persons) ...............................         1,112,120(1)         31.99%         3,430,000             100%         71.36%

 __________________

 *       Less than 1%.

(1)  Includes 77,313 shares owned by Mr. Smith's wife and children.

(2) Includes 29,000 shares to Mr. Sunderland, 17,750 shares to Mr. McDonald, 7,500 shares to Ms. Avery, and 3,870 shares to Mr. DeBoe that can be issued within 60 days upon exercise of options granted pursuant to the Company's Stock Option Plan.

Note: Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if he has or shares the powers to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares held by them.


                                PROPOSAL FOR THE
                              ELECTION OF DIRECTORS


     The Company's directors are elected to one-year terms; the officers serve at the discretion of the Board of Directors or until the next annual meeting of directors.

     The following three individuals, who are its current directors, have been nominated to serve a one year term as directors. The Board of Directors has no reason to believe that its nominees will be unable to serve.


Name of Nominee       Age     Current Position(s)          Term to     Director
                                                           Expire        Since

Donald E. Smith        44     Chief Executive Officer,      1997         1992
                                          Director
Jerry M. Sunderland    61     President, Director           1997         1992
Robert O. McDonald     58     Director                      1997         1994


                        Executive Officers and Directors

The Company's current directors and officers are:


   Name                           Age              Position(s)

   Donald E. Smith                44               Chief Executive Officer,
                                                    Director
   Jerry M. Sunderland            61               President, Director
   Robert O. McDonald             58               Director
   Kathryn A. Avery               44               Chief Financial Officer,
                                                    Secretary and Vice President
   Walter L. DeBoe                49               Vice President, Operations

     Certain information regarding the business experience of the Company's present officers and directors, as named above, is set forth below:

     Donald E. Smith has served as Chief Executive Officer of the Company since June 1992, and has held the same position with the Company's subsidiaries since their inception. Mr. Smith has owned, managed and developed a number of private corporations since 1985 to provide private corrections, residential care, mental health, and other related services. Mr. Smith received a Bachelor of Science degree in 1974 from Northwestern State College.

     Jerry M. Sunderland has served as President of the Company since June 1995. Mr. Sunderland served as Correctional Services Administrator for one of the Company's subsidiaries from 1990 to 1993 and for an affiliate of the Company since 1988. Mr. Sunderland also serves as a Director of the Company's subsidiaries and for certain affiliated private corporations. Mr. Sunderland was employed by the Oklahoma Department of Corrections for sixteen years and twelve years as an agent for the Oklahoma State Bureau of Investigation. Mr. Sunderland has a Bachelors degree in Sociology from Southwestern Oklahoma State University and a Masters degree in Corrections from Oklahoma State University.

     Robert O. McDonald was appointed a Director of the Company in October 1994. Mr. McDonald is Chairman of the Board of Directors of Capital West Securities and its parent holding company, Affinity Holding Corp. Mr. McDonald started his investment career in 1961 with Allen and Company and left in 1967 to form McDonald Bennahum and Co., which later joined with Ladenburg Thalmann and Co. of which Mr. McDonald was named Senior Partner. Mr. McDonald joined Planet Oil and Mineral Corporation in 1971 and became President in 1973. From 1975 until 1993, Mr. McDonald was affiliated with Stifel Nicolaus & Company and headed its municipal syndicate effort. Mr. McDonald received a Bachelor's Degree in Finance from the University of Oklahoma in 1960. He also served as an Officer in the United States Army and Army Reserve.

     Kathryn A. Avery serves as Chief Financial Officer and Vice President of the Company. Ms. Avery received her degree in Business Administration from the University of Oklahoma in 1982 and is a Certified Public Accountant and a member of the Oklahoma Society of CPA's. She was employed by Red Eagle Resources Corporation for five years, from 1990 to 1995, serving for three years as acting Controller and Chief Financial Officer. From 1981 to 1990, Ms. Avery was with Kerr-McGee Corporation, with the last two years as Supervisor of International Accounting.

     Walter L. DeBoe has served as the Vice President of Operations for the Company since 1996. Prior to Vice President Mr. DeBoe served as Regional Administrator. Mr. DeBoe served as the Administrator of Carver Center since January, 1992. Mr. DeBoe's experience includes over eighteen years experience in the correctional field.

     Messrs. Smith, Sunderland, and Avery are directors of Southern Corrections Systems, Inc. ("SCS"), the Company's wholly-owned subsidiary. Mr. Smith holds the same office in SCS as he holds in the Company.

     There are no family relationships among the Company's present officer and directors.

     Two meetings of the Board of Directors were held during the last fiscal year, which was attended by all of the Directors. No attendance fees were paid in connections with said meetings. The Board also took action by unanimous written consents in lieu of meetings on seven occasions.


     Board members do not receive directors fees for serving in such capacities, nor do they receive attendance fees for attendance at meetings.

     At the present, the Company does not utilize audit, nominating or compensation committees. The ownership of the Company's Common Stock by each of the foregoing nominees is set forth above under the caption "Voting Securities and Principal Holders Thereof".


                             Executive Compensation

     The following table sets forth the compensation paid or accrued during each of the years in the three years ended December 31, 1996, to the Company's Chief Executive Officer, Donald E. Smith. No executive officer of the Company received in excess of $100,000 in total compensation for the same period:

                                                Other Annual Compensation

 Year         Salary          Bonus            Automobile            Other

 1996        $60,000         $  ---             $7,200              $1,800
 1995         60,000            ---              7,200               1,800
 1994         60,000          8,500              9,200               1,800

     Other annual compensation includes the use of an automobile owned by the Company and payment of monthly dues.

                              Employment Agreements

     Donald E. Smith serves as the Company's Chief Executive Officer pursuant to an employment agreement executed with its subsidiary in June 1992. Mr. Smith's present annual compensation rate is $60,000. Any changes in compensation during the term of the agreement are to be determined by the Board of Directors. Mr. Smith receives vacation, insurance, and similar benefits together with the use of a car for Company-related travel. Mr. Smith's employment agreement contains provisions for severance pay and disability payments, as well as a non-compete agreement

                 Certain Relationships and Related Transactions

     The attention of the shareholders is directed to pages 23 and 28 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996 (copies of which were mailed together with the Information Statements), describing in detail certain relationships and transactions involving the Company and Donald E. Smith, its Chief Executive Officer and an incumbent director. Such matters pertain to the compensation of various administrative and accounting services performed for affiliated entities and the execution of an employment agreement as described hereinabove; Mr. Smith's obligations as co-signer or guarantor on all of the Company's financial obligations and the issuance of Class B Common Stock.


                               Section 16A Filings

     Messrs. Smith, Sunderland, McDonald, Avery, and DeBoe are required to file pursuant to 16(a) of the Securities and Exchange Act of 1934, a statement of any changes in ownership of the Company's securities within 10 days after the end of any month in which a transaction took place and an annual statement of ownership of the Company's securities within 45 days after the end of the Company's fiscal year. Each of them filed an annual statement on Form 5 with the Securities and Exchange Commission on February 9, 1997.

                             PROPOSAL TO RATIFY THE
                             ENGAGEMENT OF AUDITORS

     The Company's Board of Directors has selected Grant Thornton, L.L.P., as the Company's independent public accountants and auditors for the fiscal year ending December 31, 1997 and will ask the Shareholders to ratify that selection at the Annual Meeting. Grant Thornton L.L.P., served as the Company's independent certified accountants and auditors for the fiscal year ended December 31, 1996. A representative of Grant Thornton, L.L.P., is expected to attend the Annual Meeting and will be provided an opportunity to make a statement if desired, and/or to answer appropriate questions from Shareholders, if any.

                              SHAREHOLDER PROPOSALS

     No Shareholder proposals have been submitted to the Company for consideration at the Annual Meeting. Should a Shareholder wish to present a proposal at the 1998 Annual Meeting of Shareholders, such proposal must be received by the Company at its address shown on this Information Statement prior to January 10, 1998. Any proposals received by that date will be reviewed by the Board to determine whether it is a proper proposal to present to the 1998 Annual Meeting.

                                  VOTE REQUIRED

     A one-third (1/3) of the Company's Shares of Common Stock issued and outstanding as of May 6,1997 shall constitute a quorum at the Annual Meeting. The affirmative vote of at least a majority of the Shares represented at the Annual Meeting is required for all proposals to come before the Meeting. The Company anticipates that all proposals will be approved.

                                  OTHER MATTERS

     As of the date of this Information Statement, the Board of Directors does not intend to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting, nor has the Board been informed that any other person intends to present any additional matter.

              ANNUAL REPORTS AND CONSOLIDATED FINANCIAL STATEMENTS

     Copies of the Company's Annual Report as filed with the Securities and Exchange Commission on Form 10-KSB, including consolidated financial statements for the year ended December 31, 1996, are enclosed together with the Information Statement. Additional copies may be obtained, upon payment of the reasonable expenses involved, by writing to the Company at its address set forth in the Information Statement.


                                              By Order of the Board of Directors





May 6, 1997                                          Kathryn A. Avery
                                                     ---------------------------
                                                     Kathryn A. Avery, Secretary